                                                                   Exhibit 31.2

              Certification of Chief Financial Officer Pursuant to
              Securities Exchange Act Rules 13a-15(e) and 15d-15(e)
                             as Adopted Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

     I, Robin  Cohan,  Chief  Financial  Officer of  Tropical  Sportswear  Int'l
Corporation, certify that:

1.   I  have  reviewed   this  quarterly  report  on   Form   10-Q  of  Tropical
Sportswear Int'l Corporation;

2.   Based  on  my knowledge, this quarterly report does not contain any  untrue statement of a material fact or omit to state a material fact  necessary to make the statement  made, in light of the  circumstances  under which such statements were made, not  misleading  with respect to the period covered by this quarterly report;

3.   Based  on  my  knowledge,  the financial  statements,  and other  financial information  included in this quarterly  report,  fairly present in all material respects  the  financial  condition,  results  of  operations  and cash flows of registrant as of, and for, the periods presented in this quarterly report;

4.   The  registrant's  other  certifying  officers and  I  are  responsible for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

     a)  Designed  such  disclosure  controls  and  procedures,  or caused  such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that  material  information  relating to the  registrant,  including  its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b) Evaluated the effectiveness of the registrant's  disclosure controls and procedures  and presented in this  quarterly  report our  conclusions  about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     c) Disclosed in this report any change in the registrant's internal control over  financial  reporting  that occurred  during the  registrant's  most recent fiscal quarter (the registrant's  fourth fiscal quarter in the case of an annual report) that has  materially  affected,  or is  reasonably  likely to materially affect, the registrant's internal controls over financial reporting.

5.   The  registrant's  other  certifying  officers and I have disclosed,  based on our most recent evaluation,  of internal control over financial reporting, to the registrant's auditors and that the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a) All significant  deficiencies  and material  weaknesses in the design or operation of internal  controls over  financial  reporting  which are reasonably likely  to  adversely  affect  the  registrant's  ability  to  record,  process, summarize and report financial information; and

     b) Any fraud,  whether or not material,  that involves  management or other employees who have a significant role in the registrant's internal controls over financial reporting.

         Date: May 11, 2004

                                             By:      /s/ Robin Cohan
                                                      Robin Cohan
                                                      Chief Financial Officer